Exhibit (h)(viii)

Second Amendment to the ISDA Master Agreement between the Trust and Clear Street LLC, dated May 11, 2026

Filed herewith.

SECOND AMENDMENT TO THE ISDA MASTER AGREEMENT

This Second Amendment (this “Amendment”) to the ISDA 2002 Master Agreement dated November 17, 2025, by and between Clear Street LLC (“Clear Street”) and Each Entity listed on Appendix A of the Schedule to the ISDA Master Agreement acting through Corgi Strategies LLC, as agent and not in its individual capacity (attached thereto) (each a “Party B”), severally but not jointly (such agreement, as amended, restated, supplemented or otherwise modified to date, the “Agreement”), is effective as of May 8, 2026 (the “Effective Date”).

WHEREAS, Clear Street and Party B wish to amend the Agreement as described herein and restate all prior amendments to the Master Agreement (other than terms set forth in Confirmations of Transactions thereunder unless explicitly provided below);

NOW THEREFORE, the parties hereto, intending to be bound legally, hereby agree as follows, effective as of the Effective Date: 1. Amendment of Appendix A. Appendix A of the Agreement is hereby deleted and replaced with Appendix A attached hereto. Each entity listed on the attached Appendix A, as of the date hereof, is a “Party B” under the Agreement. 2. Representations. Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment. 3. Miscellaneous. (a) Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement. (b) Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto. (c) Agreement Continuation. All terms and provisions of the Agreement not expressly amended hereby, either expressly or by necessary implication, shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

(d) Counterparts. This Agreement may be executed in several counterparts, each of which will be an original, and all such counterparts taken together will constitute one and the same agreement. Counterparts may be executed in either original or electronic form in conformity with the U.S. federal ESIGN Act of 2000 (e.g., DocuSign), which shall be accepted as if they were original execution signatures. The parties further agree that an electronic signature on any contract, certificate or other document delivered to the other party shall constitute a true and original signature of the party delivering the electronic signature. Upon execution and delivery of this document, the Agreement and CSA shall be modified and amended in accordance with the terms herein and shall continue in full force and effect. (e) Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment. (f) Governing Law. This Amendment and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the state of New York.

IN WITNESS WHEREOF the parties have executed this Amendment with effect from the date specified on the first page of this Amendment.

CLEAR STREET LLC

By: /s/ Charles Dietz

Name: Charles Dietz

Title: Managing Director

Date: May 13, 2026

Each Entity listed on Appendix A of the Schedule to the ISDA Master Agreement acting through Corgi Strategies LLC, as agent and not in its individual capacity, severally but not jointly

By: /s/ Emily Yuan

Name: Emily Yuan

Title: COO

Date: May 18, 2026

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE ISDA MASTER AGREEMENT DATED EFFECTIVE MAY 8, 2026]

Appendix A

Legal Name Trust Payee Tax Representations

Part 2(b)(ii)(1) Payee Tax Representations

Part 2(b)(ii)(2) MTA Corgi ETF Trust I Founder-Led ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441- 4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi ETF Trust I Founder-Led 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441- 4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Mag 7 ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Copper 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Uranium 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Aerospace & Commercial Aviation 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi AI Cybersecurity 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00

Corgi Battery Energy Storage Systems 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Bay Area Based 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Beauty, Skincare & Aesthetics 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Coffee & Energy Drinks 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Crypto Infrastructure 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Data & Surveillance 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Genomics & Precision Medicine 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi High Voltage Grid Equipment 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. $10,000.00

federal income tax purposes. Corgi Lifestyle Brands 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Longevity Consumer 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Natural Gas Power & Turbines 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi NYC Based 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Ports, Rail & Freight 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Quantum Computing 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Robots & Humanoids 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Shipping & Global Logistics 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury $10,000.00

and existing under the laws of the State of Delaware. Regulations) for U.S. federal income tax purposes. Corgi Sports Betting & Gambling 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Travel & Leisure 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. War Machine 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Buy Now Pay Later 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Space & Satellite Communications 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Mag 7 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi IP Licensing & Royalties 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Drones & Urban Air Mobility 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United $10,000.00 and existing under the laws of the State of Delaware. States Treasury Regulations) for U.S. federal income tax purposes. Corgi Lithography & Semiconductor Photonics 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Oil 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Natural Gas 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Brazil 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi China 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Chinese Internet 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Ex-U.S. Equities 2x Daily ETF Party B is an Exchange Traded Fund and series of a It is a “U.S. person” (as that term is used in section $10,000.00 statutory trust organized and existing under the laws of the State of Delaware. 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. Corgi India 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Platinum 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Silver 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Small-Cap 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Taiwan 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Biotech 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Energy 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00

Corgi U.S. Micro-Cap 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Real Estate 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Regional Banks 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi All Commodities 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Palladium 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi AGIX 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Financials 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Mid-Cap 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. $10,000.00

federal income tax purposes. Corgi Europe Equities 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi South Korea 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Industrials 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Infrastructure 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Materials 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Semiconductors 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Technology 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi All World 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury $10,000.00

and existing under the laws of the State of Delaware. Regulations) for U.S. federal income tax purposes. Corgi Emerging Markets 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Gold 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Large-Cap 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Mega-Cap Growth 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi Total U.S. Market 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Consumer Discretionary 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Consumer Staples 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Growth 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United $10,000.00 and existing under the laws of the State of Delaware. States Treasury Regulations) for U.S. federal income tax purposes. Corgi U.S. Healthcare 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00 Corgi U.S. Utilities 2x Daily ETF Party B is an Exchange Traded Fund and series of a statutory trust organized and existing under the laws of the State of Delaware. It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes. $10,000.00